Class A: GSUAX Institutional: GSUIX Separate Account Institutional: GSUPX
Before you invest, you may want to review the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Separate Account Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated July 29, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks a high level of total return consisting of income and capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 78 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

Separate
Account
	Class A	Institutional	Institutional

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

			Separate
			Account
	Class A	Institutional	Institutional

Management Fees	0.40%	0.40%	0.40%
Account Service Fee	0.05%	0.05%	None
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.24%	0.15%	0.15%

Total Annual Fund Operating Expenses	0.94%	0.60%	0.55%
Fee Waiver and Expense Limitation[1]	(0.18)%	(0.18)%	(0.18)%

Total Annual Fund Operating Expenses After Expense Limitation	0.76%	0.42%	0.37%

[1]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an annual effective net management rate of 0.33% and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, account service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in place through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

2      SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. MORTGAGES FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Institutional and/or Separate Account Institutional Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional and/or Separate Account Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$450	$646	$859	$1,471

Institutional Shares	$43	$174	$317	$733

Separate Account Institutional Shares	$38	$158	$289	$672

PORTFOLIO TURNOVER
The Fund pays transactions costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 628% of the average value of its portfolio.

PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) of U.S. issuers. The Fund may also invest in mortgage dollar rolls, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities and foreign securities.
The Fund’s investments must be rated at least BBB– or Baa3 at the time of purchase. Securities must either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The Fund’s target duration under normal interest rate conditions is the duration of the Barclays Capital U.S. Securitized Bond Index plus or minus 0.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 0.97 and 4.51 years.
The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Credit/Default Risk. An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.
Interest Rate Risk. When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
Mortgage-Backed and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

3      SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. MORTGAGES FUND
PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional and Separate Account Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.
AVERAGE ANNUAL TOTAL RETURNS

			Since
For the period ended December 31, 2009	1 Year	5 Years	Inception

Class A (Inception 11/3/03)
Returns Before Taxes	7.52%	3.28%	3.58%
Returns After Taxes on Distributions	6.16%	1.74%	2.03%
Returns After Taxes on Distributions and Sale of Fund Shares	4.85%	1.88%	2.14%

Institutional Shares (Inception 11/3/03)
Returns Before Taxes	12.02%	4.46%	4.63%

Separate Account Institutional Shares (Inception 11/3/03)
Returns Before Taxes	11.96%	4.51%	4.67%

Barclays Capital U.S. Securitized Bond Index (reflects no deduction for fees, expenses or taxes)	7.78%	5.33%	5.28%

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional and Separate Account Institutional Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Thomas D. Teles, Managing Director, Global Head of Securitized and Government Investments, has managed the Fund since 2003; Peter D. Dion, CFA, Vice President, has managed the Fund since 2003; Christopher J. Creed, Vice President has managed the Fund since 2009; Christopher J. Hogan, CFA, Vice President has managed the Fund since 2009.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of the Investment Adviser and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts. Separate Account Institutional Shares are available to Taxable Fixed Income (“TFI”) Separate Account clients with at least $100,000,000 in assets under management with Goldman, Sachs & Co. or its affiliates, and $50,000,000 invested in the TFI Separate Account strategy.
The minimum subsequent investment for Class A shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Separate Account Institutional Shares.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution website for more information.

4      SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. MORTGAGES FUND
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